SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     June 16, 1999
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



  Delaware                          1-12552                    41-1111318
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
  of Incorporation)                File Number)              Identification No.)




175 Beal Street, Hingham, Massachusetts                          02043
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code       (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.


         Termination of Consulting Contract with Masaharu Isogai.


         The Talbots, Inc. (the "Company") and Masaharu Isogai entered into an agreement dated as of June 16, 1999, whereby the parties agreed to terminate a consulting and advisory contract dated as of November 18, 1993, between the Company and Masaharu Isogai (the "Consulting Contract"). The Consulting Contract shall be terminated effective as of October 30, 1999. Mr. Isogai is retiring.


         New Consulting Contract with JUSCO (U.S.A.), Inc.


         The Company and JUSCO (U.S.A.), Inc. entered into a contract dated as of November 1, 1999, whereby JUSCO (U.S.A.), Inc. will provide consulting and advisory services to the Company, effective as of November 1, 1999.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1 Contract dated as of June 16, 1999, between Masaharu Isogai and The Talbots, Inc.

         Exhibit 99.2 Contract dated as of November 1, 1999, between JUSCO (U.S.A.), Inc. and The Talbots, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE TALBOTS, INC.


                                           CAROL GORDON STONE
Dated:   July 1, 1999                 By:  _______________________________
                                           Carol Gordon Stone
                                           Vice President, Corporate Controller



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                                  EXHIBIT INDEX

         Exhibit 99.1 Contract dated as of June 16, 1999, between Masaharu Isogai and The Talbots, Inc.

         Exhibit 99.2 Contract dated as of November 1, 1999, between JUSCO (U.S.A.), Inc. and The Talbots, Inc.